SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
Amendment No. __________
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[ ]	Soliciting Material Pursuant to Section 240.14a-12
PRINCIPAL FUNDS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 18, 2014

Dear Shareholder:

A Special Meeting of Shareholders (the “Meeting”) of the International Fund I (the “Fund”), a separate series of Principal Funds, Inc. (“PFI”), will be held at 655 9th Street, Des Moines, Iowa 50392 on May 16, 2014 at 10:30 a.m., Central Time.

At the meeting, shareholders of the Fund will be asked to: 1) approve a new sub-advisory agreement for the Fund with Origin Asset Management LLP (“Origin”), and 2) approve a new management agreement with Principal Management Corporation (“PMC”), contingent upon the approval of the new sub-advisory agreement with Origin.

Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement and a proxy card for shares of the Fund you owned as of March 31, 2014, the record date for the Meeting. The Proxy Statement provides background information and describes in detail the matters to be voted on at the Meeting.

The Board of Directors of PFI has unanimously voted in favor of the proposals and recommends that you vote FOR the proposals.

In order for shares to be voted at the Meeting, we urge you to read the Proxy Statement and then complete and mail your proxy card(s) in the enclosed postage-paid envelope, allowing sufficient time for receipt by us by May 14, 2014. As a convenience, we offer three options by which to vote your shares:
By Internet: Follow the instructions located on your proxy card.
By Phone: The phone number is located on your proxy card. Be sure you have your control number, as printed on your proxy card, available at the time you call.
By Mail: Sign your proxy card and enclose it in the postage-paid envelope provided in this proxy package.
We appreciate your taking the time to respond to this important matter. Your vote is important. If you have any questions regarding the Proxy Statement, please call our shareholder services department toll free at 1-800-222-5852.
Sincerely,
Nora M. Everett
President and Chief Executive Officer

PRINCIPAL FUNDS, INC.
655 9th Street
Des Moines, Iowa 50392

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the International Fund I:
Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the International Fund I (the “Fund”), a separate series of Principal Funds, Inc. (“PFI”), will be held at 655 9th Street, Des Moines, Iowa 50392, on May 16, 2014 at 10:30 a.m., Central Time. A Proxy Statement providing information about the following proposals to be voted on at the Meeting is included with this notice. The Meeting is being held to consider and vote on such proposals as well as any other business that may properly come before the Meeting or any adjournment thereof.

Proposal 1:	Approval of a new sub-advisory agreement with Origin Asset Management LLP for the International Fund I.

Proposal 2:	Approval of a new management agreement with Principal Management Corporation for the International Fund I. (Implementation is contingent upon approval of Proposal 1).
The Board of Directors of PFI recommends that shareholders of the Fund vote FOR the Proposals.
Approval of the Proposals will require the affirmative vote of the holders of at least a “Majority of the Outstanding Voting Securities” (as defined in the accompanying Proxy Statement) of the Fund.
Each shareholder of record of the Fund at the close of business on March 31, 2014 is entitled to receive notice of and to vote at the Meeting.
Please read the attached Proxy Statement carefully.
By order of the Board of Directors
Nora M. Everett
President
April 18, 2014
Des Moines, Iowa

Important Notice Regarding Availability of Proxy Statement
for the Shareholders’ Meeting to be Held May 16, 2014.
This Proxy Statement is available on the Internet at [www.eproxyvote.com/int].

PRINCIPAL FUNDS, INC.
655 9th Street
Des Moines, Iowa 50392
PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 16, 2014
INTRODUCTION
This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board" or "Directors") of Principal Funds, Inc. ("PFI") of proxies to be used at a Special Meeting of Shareholders of the International Fund I (sometimes referred to as the “Fund”), a separate series of PFI, to be held at 655 9th Street, Des Moines, Iowa 50392, on May 16, 2014 at 10:30 a.m., Central Time (the "Meeting"). At the Meeting, shareholders of the Fund will be asked to consider and approve 1) a new sub-advisory agreement for the Fund with Origin Asset Management LLP (“Origin”), and 2) a new management agreement with Principal Management Corporation (“PMC” or the “Manager”). This Proxy Statement and accompanying materials are first being sent to shareholders on or about April 18, 2014.
PFI is a Maryland corporation and an open-end management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (“1940 Act”). PFI currently offers 66 separate series or funds, including the International Fund I. The sponsor of PFI is Principal Life Insurance Company (“Principal Life”), and the investment advisor to the PFI Funds is PMC. Principal Funds Distributor, Inc. (the “Distributor” or “PFD”) is the distributor for all share classes. Principal Life, an insurance company organized in 1879 under the laws of Iowa, PMC and PFD are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. (“PFG”). Their address is the 655 9th Street, Des Moines, IA 50392. Origin is an affiliate of PMC and Principal Life.
PFI will furnish, without charge, a copy of its Annual Report for the fiscal year ended October 31, 2013 and Semi-Annual Report for six-month period ended April 30, 2013 to any shareholder upon request. To obtain a copy of the Annual Report or Semi-Annual Report, please call our shareholder services department toll free at 1-800-222-5852 or write to Principal Funds, P.O. Box 8024, Boston, MA 02266-8024.
PROPOSAL 1
APPROVAL OF NEW SUB-ADVISORY AGREEMENT
WITH ORIGIN FOR THE INTERNATIONAL FUND I
At its meeting on March 11, 2014, the Board, including all the Directors who are not “interested persons” (as defined in the 1940 Act) of PFI (the “Independent Directors”), unanimously approved a new sub-advisory agreement between PMC and Origin appointing Origin as a new sub-advisor to the International Fund I, replacing the Fund's current sub-advisors. If shareholders of the Fund approve the new sub-advisory agreement with Origin under this Proposal, the new agreement will become effective sometime in June, 2014.
The Fund’s current sub-advisors are: Pyramis Investment Management, Inc. (“Pyramis”), and Schroder Investment Management North America, Inc, including sub-sub-advisor Schroder Investment Management North American Limited (collectively “Schroder”). PMC also currently manages a portion of the assets of the Fund. Approval of the proposed sub-advisory agreement will result in Origin managing all assets of the Fund. Origin is an affiliate of PMC and Principal Life.
Approval of the new sub-advisory agreement with Origin will not result in any increase in the rates of the management fees the Fund pays to PMC as investment advisor. Furthermore, PMC believes that the sub-advisory agreement with Origin will not result in any decrease in the level or quality of the sub-advisory services provided to the Fund.
The current sub-advisory agreements with Pyramis and Schroder were most recently approved by the Board (including a majority of the Independent Directors) on September 10, 2013 in connection with the Board’s annual review and continuance of such agreements.
THE NEW AGREEMENT
Except with respect to compensation as described below, the terms of the new sub-advisory agreement with Origin are the same in all material respects as those of the current sub-advisory agreements for the International Fund I with Pyramis and Schroder Investment Management North America, Inc. The following is a brief summary of the material terms of the agreements. This summary is qualified in its entirety by reference to the form of the new sub-advisory agreement attached as Attachment A to this Proxy Statement.
Under the proposed sub-advisory agreement, as with the current sub-advisory agreements with the current sub-advisors, Origin will, among other things:

(1)
provide investment advisory services to the Fund, including providing investment advice and recommendations with respect to the Fund’s investments consistent with the Fund’s investment objectives, investment policies and restrictions;

(2)	arrange for the purchase and sale of the Fund’s portfolio securities;

(3)	provide, at its expense, all necessary investment and management facilities, including expenses for clerical and bookkeeping services;

(4)
advise and assist the officers of PFI in taking such steps as are necessary or appropriate to carry out the decisions of the Board regarding the general conduct of the investment business of the Fund; and

(5)	provide periodic reports regarding the investment services provided to the Fund.
Compensation. Sub-Advisory fees are paid by PMC, and are not an additional charge to the Fund. Under the current and proposed new sub-advisory agreements, PMC pays each sub-advisor a fee at an annual rate that is accrued daily and payable monthly based on the net asset value of the portion of the Fund’s assets managed by the sub-advisor. The respective fee schedules under the proposed and current sub-advisory agreements are set forth below.

Proposed Fee Schedule with Origin
Net Assets	Fee (Annualized Rate)
First $1 billion	0.36%
Over $1 billion	0.33%

Current Fee Schedule with Pyramis
Net Assets	Fee (Annualized Rate)
First $200 million	0.45%
Next $450 million	0.40%
Over $650 million	0.35%

Current Fee Schedule with Schroder
Net Assets	Fee (Annualized Rate)
First $150 million	0.45%
Next $150 million	0.40%
Over $300 million	0.35%
For the fiscal year ended October 31, 2013, PMC paid no fees to Origin with respect to the Fund. The new sub-advisory agreement with Origin will not result in any increase in the rate of the advisory fees paid by the Fund to PMC.
The appointment of Origin may be expected to benefit PMC by increasing the amount of the management fees that are retained by PMC and its affiliates rather than being paid to unaffiliated sub-advisors. In approving the new sub-advisory agreement with Origin, the Board, including the Independent Directors, was aware of and considered potential conflicts of interest and considered as well that PMC has a fiduciary duty to act in the best interests of the Fund and its shareholders.
ORIGIN
Origin is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940. Origin is an indirect majority-owned subsidiary of Principal Life, an affiliate of PMC, and a member of the Principal Financial Group. Origin manages global equity securities for institutional clients. Origin’s headquarters are located at One Carey Lane, London, EC2V 8AE.
Management of Origin. Set forth below are the names and principal occupations of the principal executive officers and directors of Origin. The address of each such person is One Carey Lane, London EC2V 8AE.

Name	Position with Origin
Nigel Dutson	Director
Nora M. Everett	Director
Lindsay James Johnston	Director
James P. McCaughan	Director
Ellen W. Shumway	Director
Similar Investment Companies Advised by Origin. Origin has advised PFI that it does not act as an investment advisor or sub-advisor to any registered investment company having investment objectives and policies similar to those of the Fund.
Payments to Affiliates. Origin is an affiliate of PMC and the Distributor. For the fiscal year ended October 31, 2013, the Fund paid PMC management fees of approximately of $7,658,975 and the Distributor Rule 12b-1 distribution fees of approximately $51,625.

BOARD EVALUATION OF NEW SUB-ADVISORY AGREEMENT
At its March 11, 2014 meeting, the Board considered whether to enter into a Sub-Advisory Agreement with Origin on behalf of the Fund.
The Board considered the nature, quality and extent of services expected to be provided under the Sub-Advisory Agreement. The Board considered the reputation, qualifications and background of Origin, investment approach of Origin, the experience and skills of Origin’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. In addition, the Board considered PMC’s program for recommending, monitoring and replacing sub-advisors and that PMC recommended Origin based upon that program. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by Origin under the Sub-Advisory Agreement are expected to be satisfactory.
The Board reviewed the historical one-year, three-year and five-year performance returns and rankings as of December 31, 2013 of Origin in an international equity strategy composite, as compared to the Fund’s actual returns, a relevant benchmark index and a relevant Morningstar category. The Board also reviewed Origin’s relevant historical performance for the past five calendar year periods, as well as for an additional period during which the Fund’s current sub-advisors both were managing the Fund. The Board concluded, based on the information provided, that the historical investment performance record of Origin was satisfactory.
The Board considered the proposed sub-advisory fee, noting that PMC will compensate Origin from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the sub-advisory services to be provided to the Fund under the Sub-Advisory Agreement. The Board noted that the proposed sub-advisory fee schedule includes a breakpoint and concluded that the sub-advisory fee schedule reflects an appropriate recognition of economies of scale at currently anticipated asset levels. The Board considered PMC's statement that it found Origin’s proposed fee to be competitive for this strategy. On the basis of the information provided, the Board concluded that the proposed sub-advisory fee was reasonable.
The Board also considered the character and amount of other incidental benefits to be received by Origin when evaluating the sub-advisory fee. The Board noted that Origin may use soft dollars and that Origin’s policy is to use soft dollars within the Section 28(e) safe harbor. The Board concluded that taking into account these potential benefits, the proposed sub-advisory fee was reasonable.
PROPOSAL 2
APPROVAL OF AN AMENDED AND RESTATED MANAGEMENT AGREEMENT
WITH PRINCIPAL MANAGEMENT CORPORATION FOR THE INTERNATIONAL FUND I
At its meeting on March 11, 2014, the Board, including all the Directors who are not “interested persons” (as defined in the 1940 Act) of PFI (the “Independent Directors”), unanimously approved an Amended and Restated Management Agreement between PMC and Principal Funds, Inc. on behalf of the International Fund I. If shareholders of the International Fund I approve the Amended and Restated Management Agreement under this Proposal, and contingent upon the shareholders of the International Fund I approving the appointment of Origin as sub-advisor to the Fund as proposed in Proposal 1, the management fee of the Fund will be decreased as described below. PMC believes that a reduction of management fees will benefit Fund shareholders. The reduction of the Fund’s management fee will not reduce the quality or quantity of the services provided by PMC to the Fund, Further, PMC’s obligations under the Management Agreement will remain the same in all material respects.
The current Management Agreement with PMC with respect to the International Fund I was approved by the Board (including a majority of the Independent Directors) on September 10, 2013 in connection with the Board’s annual review and continuance of the Management Agreement.
The New Agreement
Except with respect to compensation as described below, the terms of the proposed Amended & Restated Management Agreement with PMC are the same in all material respects as those of the current Management Agreement for the International Fund I. The following is a brief summary of the material terms of the agreements. This summary is qualified in its entirety by reference to the form of the Amended & Restated Management Agreement attached as Appendix B to this Proxy Statement.
Under both the current Management Agreement and the Amended & Restated Management Agreement with PMC, the Manager will, among other things:

(1)	Provides investment research, advice and supervision;

(2)	Provides investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work;

(3)
Implements such of its recommended investment program as the Fund shall approve, by placing orders for the purchase and sale of securities, subject always to the provisions of the Fund’s Articles of Incorporation and Bylaws and the requirements of the 1940 Act, and the Fund’s Registration Statement, current Prospectus and Statement of Additional Information, as each of the same shall be from time to time in effect;

(4)
Provides all accounting services customarily required by investment companies, in accordance with the requirements of applicable laws, rules and regulations and with the policies and practices of the Fund as communicated to the Manager from time to time, including, but not limited to, the following;

(5)
Provides corporate administrative services and office space, office facilities and equipment for the general corporate functions of the Fund (i.e., functions other than (i) underwriting and distribution of Fund shares; (ii) custody of Fund assets, (iii) transfer and paying agency services; and (iv) corporate and portfolio accounting services); and furnish the services of executive and clerical personnel necessary to perform the general corporate functions of the Fund.

Compensation. The management fees are paid to PMC by the Fund. Under the current and proposed management agreements, the Fund pays PMC a fee at an annual rate that is accrued daily and payable monthly based on the net asset value of the Fund’s assets. The respective fee schedules of the current and proposed management agreements are set forth below.

Proposed Fee Schedule
Net Assets	Fee (Annualized Rate)
First $500 million	0.90%
Next $500 million	0.88%
Next $500 million	0.86%
Next $500 million	0.85%
Next $1 billion	0.84%
Over $3 billion	0.83%

Current Fee Schedule
Net Assets	Fee* (Annualized Rate)
First $500 million	0.97%
Next $500 million	0.95%
Next $500 million	0.93%
Next $500 million	0.92%
Next $1 billion	0.91%
Over $3 billion	0.90%

*
PMC has contractually agreed to limit the Fund's Management Fees through the period ending February 28, 2015. The fee waiver will reduce the Fund's Management Fees by 0.046% (expressed as a percent of average net assets on an annualized basis).

For the fiscal year ended October 31, 2013, the Fund paid PMC a total of $7,658,975 in management fees. If the Amended and Restated Management Agreement had been in effect for that fiscal year, the management fees paid to PMC would have been $7,457,822 (a decrease of $201,153 or 2.6%).
PMC
PMC is a wholly owned subsidiary of Principal Financial Services, Inc. and an affiliate of Principal Life. The address of PMC is the 655 9th Street, Des Moines, IA 50392. PMC was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Life.
Management of PMC. Set forth below are the names and principal occupations of the principal executive officers and directors of PMC. The address of each such person is 655 9th Street, Des Moines, IA 50392.

Name	Position with PMC
Michael J. Beer	Director, Executive Vice President & COO
Tracy W. Bollin	Chief Financial Officer
David J. Brown	Senior Vice President
Jill R. Brown	Director
Teri M. Button	Vice President & Treasurer
Gregory B. Elming	Director
Nora M. Everett	Chairman of the Board and President
Ernest H. Gillum	Vice President & Chief Compliance Officer
Eric W. Hays	Senior Vice President & Chief Information Officer
Michael D. Roughton	Senior Vice President and Counsel
Randy L. Welch	Senior Vice President
Payments to Affiliates. For the fiscal year ended October 31, 2013, the Fund paid the Distributor, an affiliate of PMC and Origin, Rule 12b-1 distribution fees of approximately $51,625.

BOARD EVALUATION OF NEW MANAGEMENT AGREEMENT
At its March 11, 2014 meeting, the Board considered whether to enter into an amended Management Agreement with PMC on behalf of the Fund.
The Board considered PMC’s representation that the advisory fee reduction would not reduce the quality or quantity of the services provided by PMC to the Fund and that PMC’s obligations under the Management Agreement would remain the same in all material respects. The Board also considered that PMC was not proposing any material changes to the terms of the Management Agreement, other than to the fee schedule.
The Board considered that they had last approved the Management Agreement for the Fund during the annual contract renewal process that concluded at the Board of Directors’ September 2013 meeting. They noted that during the annual contract renewal process, they had considered the nature, quality and extent of services provided by PMC under the Management Agreement and had concluded, based on the information provided, that the terms of the Management Agreement were reasonable and that approval of the Management Agreement was in the best interests of the Fund.
Based upon all of the information considered, the Board concluded that it was in the best interests of the Fund to approve the reduced advisory fee at this time and, accordingly, recommended to the Board of Directors the approval of the Management Agreement.
VOTING INFORMATION
Voting procedures. If you complete and return the enclosed proxy card(s), the persons named as proxies will vote your shares as you indicate or for approval of each matter for which there is no indication. You may revoke your proxy at any time prior to the proxy’s exercise by: (i) sending written notice to the Secretary of Principal Funds, Inc. at 655 9th Street, Des Moines, Iowa 50392, prior to the Meeting; (ii) subsequent execution and return of another proxy prior to the Meeting; or (iii) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chairman of the Meeting.
Voting rights. Only shareholders of record at the close of business on March 31, 2014 (the “Record Date”), are entitled to vote. The shareholders of the Fund will vote together and not by class of shares on the Proposals and on any other matters submitted to such shareholders. You are entitled to one vote on each matter submitted to the shareholders of the Fund for each share of the Fund that you hold, and fractional votes for fractional shares held. Each Proposal requires for approval the affirmative vote of a “Majority of the Outstanding Voting Securities,” which is a term defined in the 1940 Act to mean, with respect to the Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.
The number of votes eligible to be cast at the Meeting as of the Record Date and other share ownership information are set forth below under the heading “Outstanding Shares and Share Ownership.”
Quorum requirements. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of one-third of the shares of the Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of the Fund.
Abstentions and broker non-votes (proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the broker or nominee does not have discretionary power) are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve a proposal may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of counting abstentions as if they were votes against a proposal.
In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a proposal or any other matter will require the affirmative vote of the holders of a majority of the shares entitled to vote on the proposal or other matter cast at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.
Solicitation procedures. PFI intends to solicit proxies by mail. Officers or employees of PFI, PMC or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact. They will not be specially compensated for these services. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by PMC for their out-of-pocket expenses.
Expenses of the Meeting. The expenses of the Meeting, including those associated with preparation, distribution, and solicitation of proxy materials will be paid by PMC. These expenses are expected to total approximately $46,400.

OUTSTANDING SHARES AND SHARE OWNERSHIP
The following table shows as of March 31, 2014, the Record Date, the number of shares outstanding for each class of shares of the Fund:

SHARE CLASS	SHARES OUTSTANDING
Institutional	27,212,068.908
R-1	344,896.420
R-2	268,857.921
R-3	470,092.862
R-4	579,986.463
R-5	596,820.097
As of the March 31, 2014 Record Date, the Directors and officers of PFI together owned less than 1% of the outstanding shares of any class of shares of the Fund.
As of the March 31, 2014 Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of any class of shares of the Fund:

SHARE CLASS	NAME/ADDRESS OF SHAREHOLDER	PERCENTAGE OF OWNERSHIP
INSTITUTIONAL	PRINCIPAL LIFE INSURANCE CO	84.11%
	FBO PRINCIPAL FINANCIAL GROUP
	ATTN: RIS NPIO TRADE DESK
	711 HIGH STREET
	DES MOINES IA 50392-9992

INSTITUTIONAL	PERSHING LLC	13.24%
	1 PERSHING PLZ
	JERSEY CITY NJ 07399-0001

R-1	DELAWARE CHARTER GUARANTEE & TRUST	97.82%
	FBO VARIOUS QUALIFIED PLANS
	711 HIGH STREET
	DES MOINES IA 50392-0001

R-2	DELAWARE CHARTER GUARANTEE & TRUST	98.46%
	FBO VARIOUS QUALIFIED PLANS
	FBO PRINCIPAL FINANCIAL GROUP
	ATTN RIS NPIO TRADE DESK
	711 HIGH STREET
	DES MOINES IA 50392-0001

R-3	DELAWARE CHARTER GUARANTEE & TRUST	76.87%
	FBO VARIOUS QUALIFIED PLANS
	FBO PRINCIPAL FINANCIAL GROUP
	ATTN RIS NPIO TRADE DESK
	711 HIGH STREET
	DES MOINES IA 50392-0001

R-3	PRINCIPAL TRUST COMPANY	7.90%
	FBO DC OF IA TELECOMMUNICATIONS SERVICES
	ATTN SUSAN SAGGIONE
	1013 CENTRE RD
	WILMINGTON, DE 19805-1265

R-4	DELAWARE CHARTER GUARANTEE & TRUST	83.53%
	FBO VARIOUS QUALIFIED PLANS
	FBO PRINCIPAL FINANCIAL GROUP
	ATTN RIS NPIO TRADE DESK
	711 HIGH STREET
	DES MOINES IA 50392-0001

SHARE CLASS	NAME/ADDRESS OF SHAREHOLDER	PERCENTAGE OF OWNERSHIP
R-4	PRINCIPAL TRUST COMPANY	12.81%
	FBO PROASSURANCE GRP SVC CORP
	NQ EXCESS
	ATTN SUSAN SAGGIONE
	1013 CENTRE RD
	WILMINGTON DE 19805-1265

R-5	DELAWARE CHARTER GUARANTEE & TRUST	92.11%
	FBO PRINCIPAL FINANCIAL GROUP
	711 HIGH STREET
	DES MOINES IA 50392-0001
OTHER MATTERS
We do not know of any matters to be presented at the Meeting other than the Proposals described in this Proxy Statement. If any other matters properly come before the Meeting, the shares presented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.
Shareholder proposals to be presented at any future meeting of shareholders of any PFI Fund must be received by us a reasonable time before we commence soliciting proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.
BY ORDER OF THE BOARD OF DIRECTORS

April 18, 2014
Des Moines, Iowa

It is important that proxies be returned promptly.
Therefore, shareholders who do not expect to attend the meeting in person are urged to complete, sign, and date and return the proxy ballot in the enclosed envelope.

ATTACHMENT A
FORM OF:
PRINCIPAL FUNDS, INC.
SUB‑ADVISORY AGREEMENT
AGREEMENT executed as of the ___________, 2014, by and between PRINCIPAL MANAGEMENT CORPORATION, an Iowa corporation (hereinafter called "the Manager"), and ORGIN ASSET MANAGEMENT LLP, a limited liability partnership organized under the laws of the United Kingdom (hereinafter called “the Sub-Advisor).
W I T N E S S E T H:
WHEREAS, the Manager is the manager and investment adviser to each series of the Principal Funds, Inc., (the "Fund"), an open‑end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and
WHEREAS, the Manager desires to retain the Sub‑Advisor to furnish it with portfolio selection in connection with the investment advisory services for each series of the Fund identified in Appendix A (hereinafter called the “Series”), which the Manager has agreed to provide to the Fund, and the Sub‑Advisor desires to furnish such services on the terms and conditions set forth herein; and
WHEREAS, the Manager has furnished the Sub‑Advisor with copies properly certified or authenticated of each of the following:

(a)	The Amended and Restated Management Agreement between the Fund and the Manager (the "Management Agreement") with the Fund;

(b)	The Fund's registration statement and financial statements as filed with the Securities and Exchange Commission;

(c)	The Fund's Articles of Incorporation and By‑laws;

(d)	Policies, procedures or instructions adopted or approved by the Board of Directors of the Fund relating to obligations and services provided by the Sub-Advisor.
NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:

1.	Appointment of Sub‑Advisor
In accordance with and subject to the Management Agreement, the Manager hereby appoints the Sub‑Advisor to perform the services described in Section 2 below for investment and reinvestment of the securities and other assets of the Series, subject to the supervision and direction of the Manager and the Fund's Board of Directors, for the period and on the terms hereinafter set forth. The Sub‑Advisor accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Advisor shall provide such services with respect to the portion of the assets of the Series allocated to it for management from time to time by the Manager. The Sub‑Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized herein, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.

2.	Obligations of and Services to be Provided by the Sub‑Advisor
The Sub-Advisor will:

(i)	Provide investment advisory services, including but not limited to research, advice and supervision for the Series.

(ii)
Furnish to the Board of Directors for approval (or any appropriate committee of such Board of Directors), and revise from time to time as economic conditions require, a recommended investment program for the Series consistent with the Series’ written investment objective and policies.

(iii)
Implement the approved investment program by placing orders for the purchase, sale and exchange of securities, “commodity interests” (as defined in the Commodity Exchange Act, as amended) and other financial instruments without prior consultation with the Manager and without regard to the length of time the securities and other financial instruments have been held, the resulting rate of portfolio turnover or any tax considerations, subject always to (i) the provisions of the Fund's Articles of Incorporation and Bylaws and (ii) the requirements of the 1940 Act, as each of the same shall be from time to time in effect.

(iv)
Advise and assist the officers of the Fund, as reasonably requested by the officers, in taking such steps as are reasonably necessary or appropriate to carry out the decisions of its Board of Directors, and any appropriate committees of such Board, regarding the general conduct of the investment business of the Series.

(v)
Maintain, in connection with the Sub-Advisor’s investment advisory services provided to the Series, its compliance with the 1940 Act and the regulations adopted by the Securities and Exchange Commission (“SEC”) thereunder and the Series’ investment strategies and restrictions as stated in the Fund’s prospectus and statement of additional information (together , the “Registration Statement”), subject to receipt of such additional information as may be required from the Manager and provided in accordance with Section 11(d) of this Agreement.

(vi)
Report to the Board of Directors of the Fund at such times and in such detail as the Board of Directors may reasonably deem appropriate in order to enable it to determine that the investment policies, procedures and approved investment program of the Series are being observed.

(vii)
Upon request, provide reasonable assistance in the determination of the fair value of certain securities when reliable market quotations are not readily available for purposes of calculating net asset value in accordance with procedures and methods established by the Board of Directors.

(viii)
Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of its duties under this Agreement.

(ix)
Open accounts with broker-dealers, futures commission merchants, banks and other financial institutions (collectively “broker-dealers”), select broker-dealers to effect all transactions for the Series, place all necessary orders with broker‑dealers or issuers (including affiliated broker-dealers), and negotiate commissions, if applicable. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor. In such event allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub‑Advisor in the manner the Sub-Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to other clients of the Sub-Advisor and its affiliates over time. The Manager recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Series and that aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances. At the Manager’s request, the Sub-Advisor will provide the Manager with the information required pursuant to Rule 31a-1(b)(9) of the 1940 Act. The Sub-Advisor will effect transactions with those broker-dealers which it believes provide favorable net prices and are capable of providing efficient executions, taking into consideration, among other things, order size, difficulty of execution, the operational capabilities, facilities and financial condition of the broker-dealer involved, whether that broker-dealer has risked its own capital in positioning a block of securities or other assets, and the prior experience of the broker-dealer in effecting transactions of the relevant types. The Sub-Advisor’s primary objective will be to obtain best execution with respect to all transactions for the Series. However, the Sub-Advisor may select brokers-dealers on the basis that they provide brokerage, research or other services or products to the Sub-Advisor or its affiliates. To the extent consistent with applicable law, the Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker- dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker-dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to the Series and other accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Advisor in managing the Series. In addition, joint repurchase or other accounts may not be utilized by the Series except to the extent permitted under any exemptive order obtained by the Sub-Advisor provided that all conditions of such order are complied with.

(x)
Maintain all accounts, books and records with respect to the Series as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), and the rules thereunder, and furnish the Fund and the Manager with such periodic and special reports as the Fund or Manager may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records that it maintains for the Series are the property of the Fund, agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for the Series upon request by the Fund or the Manager. The Sub-Advisor may retain copies of any such records.

(xi)
Observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Advisor’s code of ethics (the “Code of Ethics”) adopted pursuant to Rule 17j-1 as the same may be amended from time to time. The Manager acknowledges receipt of a copy of Sub-Advisor’s current Code of Ethics. Sub-Advisor shall promptly forward to the Manager a copy of any material amendment to the Sub-Advisor’s Code of Ethics.

(xii)
From time to time as the Manager or the Fund may request, furnish the requesting party reports on portfolio transactions and reports on investments held by the Series, all in such detail as the Manager or the Fund may reasonably request. The Sub-Advisor will make available its personnel to meet with the Fund’s Board of Directors at the Fund’s principal place of business on reasonable prior notice to review the investments of the Series.

(xiii)
Provide such additional information in the possession of the Sub-Advisor or its affiliates may be required for the Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the “Code”), the 1940 Act, the Investment Advisers Act, the Securities Act of 1933, as amended (the “Securities Act”), and any state securities laws, and any rule or regulation thereunder. Sub-Advisor will advise Manager of any changes in Sub-Advisor’s Senior Management (i.e. Chief Investment Officer and/or Chief Executive Officer) within a reasonable time after any such change. Manager acknowledges receipt of Sub-Advisor’s Form ADV more than 48 hours prior to the execution of this Agreement.

(xiv)
Have the responsibility and authority to vote proxies solicited by, or with respect to, the issuers of securities held in the Series in accordance with the Sub-Advisor’s proxy voting policy as most recently provided to the Manager. The Sub-Advisor’s obligations in the previous sentence are contingent upon its timely receipt of such proxy solicitation materials from the Manager. The Manager shall cause to be forwarded to Sub-Advisor all proxy solicitation materials that it receives and shall assist Sub-Advisor in its efforts to conduct the proxy voting process.

3.    Prohibited Conduct
In providing the services described in this agreement, the Sub-Advisor will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by Principal Life Insurance Company regarding transactions for the Fund in securities or other assets. The Manager agrees to provide a list of such other investment advisory firms to the Sub-Advisor, such list to be promptly updated by the Manager upon any changes thereto.
4.    Compensation
As full compensation for all services rendered and obligations assumed by the Sub‑Advisor hereunder with respect to the Fund, the Manager shall pay the compensation specified in Appendix A to this Agreement.
5.    Liability of Sub‑Advisor
Neither the Sub‑Advisor nor any of its partners, members, directors, officers, employees, agents or affiliates shall be liable to the Manager, the Board of Directors, the Fund or its shareholders for any claim, expense or other loss suffered by the Manager or the Fund resulting from any error of judgment made in the good faith exercise of the Sub‑Advisor's duties under this Agreement or as a result of the failure by the Manager or any of its affiliates to comply with the terms of this Agreement except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Sub‑Advisor or any of its partners, members, directors, officers, employees, agents (excluding any broker-dealer selected by the Sub-Advisor), or affiliates.
6.    Trade Errors
The Sub-Advisor will notify the Manager of any Trade Error(s), regardless of materiality, promptly upon the discovery such Trade Error(s) by the Sub-Advisor. Notwithstanding Section 5, the Sub-Advisor will be shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from Trade Errors. Any gains which occur due to a Trade Error shall be retained by the Fund. For purposes under this Section, Trade Errors are defined as errors (regardless of cause, and including, but not limited to errors caused, at least in part, by manual error or systems-related issues such as coding, unauthorized access, or security breach) due to (i) erroneous orders by the Sub-Advisor for the Series that result in the purchase or sale of securities that were not intended to be purchased or sold; (ii) erroneous orders by the Sub-Advisor that result in the purchase or sale of securities for the Series in an unintended amount or price; or (iii) purchases or sales of financial instruments which violate the investment limitations or restrictions disclosed in the Registration Statement and/or imposed by applicable law or regulation (calculated at the Sub-Advisor’s portfolio level), unless otherwise agreed to in writing.
7.    Supplemental Arrangements
The Sub‑Advisor may enter into arrangements with other persons affiliated with the Sub‑Advisor or with unaffiliated third parties to better enable the Sub-Advisor to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub‑ Advisor, subject to written notification to and approval of the Manager and, where required by applicable law, the Board of Directors.
8.    Regulation
The Sub‑Advisor shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body require pursuant to applicable laws and regulations.

9.    Duration and Termination of This Agreement
This Agreement shall become effective as of the date of its execution and, unless otherwise terminated, shall continue in effect for a period of two years and thereafter from year to year provided that the continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Series and in either event by a vote of a majority of the Board of Directors who are not interested persons of the Manager, Principal Life Insurance Company, the Sub-Advisor or the Fund cast in person at a meeting called for the purpose of voting on such approval.
If the Board of Directors or the shareholders of a Series fail to approve the Agreement or any continuance of the Agreement in accordance with the requirements of the 1940 Act, the Sub-Advisor will continue to act as Sub-Advisor with respect to the Series pending the required approval of the Agreement or its continuance or of any contract with the Sub-Advisor or a different manager or Sub-Advisor or other definitive action; provided, that the compensation received by the Sub-Advisor in respect to the Series during such period is in compliance with Rule 15a-4 under the 1940 Act.
This Agreement may be terminated at any time without the payment of any penalty by the Board of Directors of the Fund or by the Sub-Advisor, or the Manager or by vote of a majority of the outstanding voting securities of the Series, in each case, on sixty days written notice. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 9, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person," "assignment" and "voting security") shall be applied.
10.    Amendment of this Agreement
No material amendment of this Agreement shall be effective until approved, if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities of the Series and by vote of a majority of the Board of Directors who are not interested persons of the Manager, the Sub‑Advisor, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval, and such amendment is signed by both parties.
11.    General Provisions

(a)
Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(b)
Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre‑paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Manager for this purpose shall be Principal Financial Group, Des Moines, Iowa 50392‑0200, and the address of the Sub‑Advisor shall be One Carey Lane, London EC2V 8AE.

(c)	The Sub‑Advisor will promptly notify the Manager in writing of the occurrence of any of the following events:

(1)
the Sub‑Advisor fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Sub‑Advisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement.

(2)
the Sub‑Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, specifically naming the Fund or involving the affairs of the Fund.

(d)
The Manager shall provide (or cause the Series custodian to provide) timely information to the Sub-Advisor regarding such matters as the composition of the assets of the Series, cash requirements and cash available for investment in the Series, and all other reasonable information as may be necessary for the Sub-Advisor to perform its duties and responsibilities hereunder.

(e)
The Sub-Advisor represents that it will not enter into any agreement, oral or written, or other understanding under which the Fund directs or is expected to direct portfolio securities transactions, or any remuneration, to a broker or dealer in consideration for the promotion or sale of Fund shares or shares issued by any other registered investment company. Sub-Advisor further represents that it is contrary to the Sub-Advisor’s policies to permit those who select brokers or dealers for execution of fund portfolio securities transactions to take into account the broker or dealer’s promotion or sale of Fund shares or shares issued by any other registered investment company.

(f)
The Sub-Advisor acknowledges that the Series is relying on the exclusion from the definition of “commodity pool operator” under Section 4.5 of the General Regulations under the Commodity Exchange Act (“Rule 4.5”). The Sub-Advisor will not exceed the de minimis trading limits set forth in Rule 4.5(c)(2) unless otherwise agreed to in writing.

(g)
The Sub-Advisor agrees that neither it nor any of its affiliates will in any way refer directly or indirectly to its relationship with the Fund, the Series, or the Manager or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Manager; provided, however, that the Manager consents to the Sub-Advisor’s use of the Manager’s name and the Fund name in the Sub-Advisor’s representative client list that may be distributed to potential and existing clients so long as this Agreement is in effect.

(h)
The Manager shall promptly notify the Sub-Advisor of the occurrence of any event that would disqualify the Manager from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation.

(i)
The Sub-Advisor shall promptly notify the Manager of the occurrence of any event that would disqualify the Sub-Advisor from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation.

(j)
Each party represents, warrants and covenants to the other party that (i) it has all requisite power and authority to enter into and perform its obligations under the Agreement, (ii) it has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement, (iii) it has duly executed and delivered the Agreement, and (iv) this Agreement constitutes its legal, valid and binding agreement, enforceable against it in accordance with its terms.

(k)	This Agreement contains the entire understanding and agreement of the parties.
IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

Principal Management Corporation

By _____________________________________________

ORGIN ASSET MANAGEMENT LLP

By _____________________________________________

APPENDIX A
Origin Asset Management, LLP (“Origin”) shall serve as investment sub-advisor for each Fund identified below. The Manager will pay Origin, as full compensation for all services provided under this Agreement, a fee, computed and paid monthly, at an annual rate as shown below of the Fund’s net assets as of the first day of each month allocated to Origin’s management.
In calculating the fee for a series included in the table, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Origin provides investment advisory services and which have the same investment mandate as the series for which the fee is calculated, will be combined with the assets of the series to arrive at net assets.
If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

International Fund I
Sub-Advisor’s Fee as a Percentage of Net Assets
First $1 billion	0.36%
Assets over $1 billion	0.33%

ATTACHMENT B
FORM OF:

PRINCIPAL FUNDS, INC.
AMENDED AND RESTATED
MANAGEMENT AGREEMENT
AGREEMENT to be effective ________, 2014, by and between PRINCIPAL FUNDS, INC., a Maryland corporation (hereinafter called the “Fund”) and PRINCIPAL MANAGEMENT CORPORATION, an Iowa corporation (hereinafter called the “Manager”).
W I T N E S S E T H:
WHEREAS, The Fund has furnished the Manager with copies properly certified or authenticated of each of the following:

(a)	Articles of Incorporation of the Fund;

(b)	Bylaws of the Fund as adopted by the Board of Directors; and

(c)	Resolutions of the Board of Directors of the Fund selecting the Manager as investment adviser and approving the form of this Agreement.
NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the Fund hereby appoints the Manager to act as investment adviser and manager of the Fund, and the Manager agrees to act, perform or assume the responsibility therefore in the manner and subject to the conditions hereinafter set forth. The Fund will furnish the Manager from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.
1.    INVESTMENT ADVISORY SERVICES
The Manager will regularly perform the following services for the Fund:

(a)	Provide investment research, advice and supervision;

(b)	Provide investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work;

(c)
Furnish to the Board of Directors of the Fund (or any appropriate committee of such Board), and revise from time to time as conditions require, a recommended investment program for the portfolio of each Series of the Fund consistent with each Series' investment objective and policies;

(d)
Implement such of its recommended investment program as the Fund shall approve, by placing orders for the purchase and sale of securities, subject always to the provisions of the Fund’s Articles of Incorporation and Bylaws and the requirements of the Investment Company Act of 1940 (the “1940 Act”), and the Fund’s Registration Statement, current Prospectus and Statement of Additional Information, as each of the same shall be from time to time in effect;

(e)
Advise and assist the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Directors and any appropriate committees of such Board regarding the general conduct of the investment business of the Fund; and

(f)
Report to the Board of Directors of the Fund at such times and in such detail as the Board may deem appropriate in order to enable it to determine that the investment policies of the Fund are being observed.

2.    ACCOUNTING SERVICES
The Manager will provide all accounting services customarily required by investment companies, in accordance with the requirements of applicable laws, rules and regulations and with the policies and practices of the Fund as communicated to the Manager from time to time, including, but not limited to, the following:

(a)	Maintain fund general ledger and journal;

(b)	Prepare and record disbursements for direct Fund expenses;

(c)	Prepare daily money transfer;

(d)	Reconcile all Fund bank and custodian accounts;

(e)	Assist Fund independent auditors as appropriate;

(f)	Prepare daily projection of available cash balances;

(g)	Record trading activity for purposes of determining net asset values and daily dividend;

(h)	Prepare daily portfolio valuation report to value portfolio securities and determine daily accrued income;

(i)	Determine the net asset value per share daily or at such other intervals as the Fund may reasonably request or as may be required by law;

(j)	Prepare monthly, quarterly, semi-annual and annual financial statements;

(k)
Provide financial information for reports to the Securities and Exchange Commission in compliance with the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, the Internal Revenue Service and any other regulatory or governmental agencies as required;

(l)
Provide financial, yield, net asset value, and similar information to National Association of Securities Dealers, Inc., and other survey and statistical agencies as instructed from time to time by the Fund;

(m)
Investigate, assist in the selection of and conduct relations with custodians, depositories, accountants, legal counsel, insurers, banks and persons in any other capacity deemed to be necessary or desirable for the Fund's operations; and

(n)
Obtain and keep in effect fidelity bonds and directors and officers/errors and omissions insurance policies for the Fund in accordance with the requirements of the Investment Company Act of 1940 and the rules thereunder, as such bonds and policies are approved by the Fund's Board of Directors.

3.    CORPORATE ADMINISTRATIVE SERVICES
The Manager will provide the following corporate administrative services for the Fund:

(a)
furnish the services of such of the Manager's officers and employees as may be elected officers or directors of the Fund, subject to their individual consent to serve and to any limitations imposed by law;

(b)
furnish office space, and all necessary office facilities and equipment, for the general corporate functions of the Fund (i.e., functions other than (i) underwriting and distribution of Fund shares; (ii) custody of Fund assets, (iii) transfer and paying agency services; and (iv) corporate and portfolio accounting services); and

(c)	furnish the services of executive and clerical personnel necessary to perform the general corporate functions of the Fund.
4.    RESERVED RIGHT TO DELEGATE DUTIES AND SERVICES TO OTHERS
The Manager in assuming responsibility for the various services as set forth in this Agreement reserves the right to enter into agreements with others for the performance of certain duties and services or to delegate the performance of some or all of such duties and services to Principal Life Insurance Company, or one or more affiliates thereof; provided, however, that entry into any such agreements shall not relieve the Manager of its duty to review and monitor the performance of such persons to the extent provided in the agreements with such persons or as determined from time to time by the Board of Directors.
5.    EXPENSES BORNE BY THE MANAGER
The Manager will pay:

(a)
the organizational expenses of the Fund and its portfolios and share classes, including the Fund's registration under the Investment Company Act of 1940, and the initial registration of its Capital Stock for sale under the Securities Act of 1933 with the Securities and Exchange Commission;

(b)	Compensation of personnel, officers and directors who are also affiliated with the Manager; and

(c)	Expenses and compensation associated with furnishing office space, and all necessary office facilities and equipment, and personnel necessary to perform the general corporate functions of the Fund.
6.    COMPENSATION OF THE MANAGER BY FUND
For all services to be rendered and payments made as provided in Sections 1, 2 and 4 hereof, the Fund will accrue daily and pay the Manager monthly, or at such other intervals as the Fund and Manager may agree, a fee based on the average of the values placed on the net assets of each Series of the Fund as of the time of determination of the net asset value on each trading day throughout the month in accordance with Schedule 1 attached hereto.

Net asset value shall be determined pursuant to applicable provisions of the Articles of Incorporation of the Fund. If pursuant to such provisions the determination of net asset value is suspended, then for the purposes of this Section 5 the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets for each day the suspension continues.
The Manager may, at its option, waive all or part of its compensation for such period of time as it deems necessary or appropriate.
7.    EXPENSES BORNE BY FUND
The Fund will pay, without reimbursement by the Manager, all expenses attributable to the operation of the Fund or the services described in this Agreement and not specifically identified in this Agreement as being paid by the Manager.
8.    AVOIDANCE OF INCONSISTENT POSITION
In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Manager nor any of the Manager’s directors, officers or employees will act as a principal or agent or receive any commission.
9.    LIMITATION OF LIABILITY OF THE MANAGER
The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Manager’s part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.
10.    COPIES OF CORPORATE DOCUMENTS
The Fund will furnish the Manager promptly with properly certified or authenticated copies of amendments or supplements to its Articles of Incorporation or Bylaws. Also, the Fund will furnish the Manager financial and other corporate information as needed, and otherwise cooperate fully with the Manager in its efforts to carry out its duties and responsibilities under this Agreement.
11.    DURATION AND TERMINATION OF THIS AGREEMENT
This Agreement shall remain in force and in effect from year to year following its execution provided that the continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Series and in either event by vote of a majority of the directors of the Fund who are not interested persons of the Manager, Principal Life Insurance Company, or the Fund cast in person at a meeting called for the purpose of voting on such approval. This Agreement may, on sixty days written notice, be terminated at any time without the payment of any penalty, by the Board of Directors of the Fund, by vote of a majority of the outstanding voting securities of the Series, or by the Manager. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 10, the definitions contained in Section 2(a) of the Investment Company Act of 1940 (particularly the definitions of “interested person,” “assignment” and “voting security”) shall be applied.
12.    AMENDMENT OF THIS AGREEMENT
No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Series to which such amendment relates and by vote of a majority of the directors who are not interested persons of the Manager, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval.
13.    ADDRESS FOR PURPOSE OF NOTICE
Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Fund and that of the Manager for this purpose shall be the Principal Financial Group, Des Moines, Iowa 50392-0200.
14.    MISCELLANEOUS
The captions in this Agreement are included for convenience of reference only, and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized.

Principal Funds, Inc.

By _________________________________________
Michael J. Beer, Executive Vice President

By _________________________________________
Beth C. Wilson, Vice President & Secretary

Principal Management Corporation

By _________________________________________
Nora Everett, President and Chief Executive Officer

SCHEDULE 1

Series	Management Fee as a Percentage of Average Daily Net Assets
	First $500 million	Next $500 million	Next $1 billion	Next $1 billion	Next $1 billion	Next $1 billion	Next $9 billion	Over $14 billion
SAM Balanced Portfolio*	0.55%	0.50%	0.45%	0.40%	0.35%	0.30%	0.25%	0.20%
SAM Conservative Balanced Portfolio*	0.55%	0.50%	0.45%	0.40%	0.35%	0.30%	0.25%	0.20%
SAM Conservative Growth Portfolio*	0.55%	0.50%	0.45%	0.40%	0.35%	0.30%	0.25%	0.20%
SAM Flexible Income Portfolio*	0.55%	0.50%	0.45%	0.40%	0.35%	0.30%	0.25%	0.20%
SAM Strategic Growth Portfolio*	0.55%	0.50%	0.45%	0.40%	0.35%	0.30%	0.25%	0.20%
* Breakpoints based on aggregate SAM Portfolio net assets

Series	Management Fee as a Percentage of Average Daily Net Assets
	First $500 million	Next $500 million	Next $500 million	Over $1.5 billion
Blue Chip Fund	0.70%	0.68%	0.66%	0.65%
Global Multi-Strategy Fund	1.60%	1.58%	1.56%	1.55%
Global Opportunities Fund	0.85%	0.83%	0.81%	0.80%
Global Real Estate Securities Fund	0.90%	0.88%	0.86%	0.85%
Inflation Protection Fund	0.40%	0.38%	0.36%	0.35%
International Small Company Fund	1.05%	1.03%	1.01%	1.00%
Opportunistic Municipal Fund	0.50%	0.48%	0.46%	0.45%
LargeCap Blend Fund II	0.75%	0.73%	0.71%	0.70%
MidCap Growth Fund	0.65%	0.63%	0.61%	0.60%
MidCap Growth Fund III	1.00%	0.96%	0.94%	0.92%
MidCap Value Fund III	0.65%	0.63%	0.61%	0.60%
Small-MidCap Dividend Income Fund	0.80%	0.78%	0.76%	0.75%
SmallCap Blend Fund	0.75%	0.73%	0.71%	0.70%
SmallCap Growth Fund II	1.00%	0.98%	0.96%	0.95%
SmallCap Value Fund II	1.00%	0.98%	0.96%	0.95%
Tax-Exempt Bond Fund	0.45%	0.43%	0.41%	0.40%

Series	Management Fee as a Percentage of Average Daily Net Assets
	First $500 million	Next $500 million	Next $500 million	Next $500 million	Next $1 billion	Over $3 billion
Diversified Real Asset Fund	0.85%	0.83%	0.81%	0.80%	0.79%	0.78%
Overseas Fund	1.10%	1.08%	1.06%	1.05%	1.04%	1.03%
SmallCap Growth Fund I	1.10%	1.08%	1.06%	1.05%	1.04%	1.03%

Series	Management Fee as a Percentage of Average Daily Net Assets
	First $500 million	Next $500 million	Next $500 million	Next $500 million	Next $1 billion	Over $3 billion
Bond & Mortgage Securities Fund	0.55%	0.53%	0.51%	0.50%	0.48%	0.45%
Diversified International Fund	0.90%	0.88%	0.86%	0.85%	0.83%	0.80%
Global Diversified Income Fund	0.80%	0.78%	0.76%	0.75%	0.73%	0.70%
High Yield Fund I	0.65%	0.63%	0.61%	0.60%	0.59%	0.58%
International Emerging Markets Fund	1.20%	1.18%	1.16%	1.15%	1.14%	1.13%
International Fund I	0.90%	0.88%	0.86%	0.85%	0.84%	0.83%
LargeCap Value Fund	0.45%	0.43%	0.41%	0.40%	0.39%	0.38%
LargeCap Value Fund I	0.80%	0.78%	0.76%	0.75%	0.74%	0.73%
LargeCap Value Fund III	0.80%	0.78%	0.76%	0.75%	0.73%	0.70%
LargeCap Growth Fund I	0.66%	0.64%	0.62%	0.61%	0.60%	0.59%
LargeCap Growth Fund II	0.89%	0.87%	0.85%	0.84%	0.83%	0.82%
MidCap Blend Fund	0.65%	0.63%	0.61%	0.60%	0.59%	0.58%
MidCap Value Fund I	1.00%	0.98%	0.96%	0.95%	0.94%	0.93%
Money Market Fund	0.40%	0.39%	0.38%	0.37%	0.36%	0.35%
Preferred Securities Fund	0.75%	0.73%	0.71%	0.70%	0.69%	0.68%
Real Estate Securities Fund	0.85%	0.83%	0.81%	0.80%	0.79%	0.78%

Series	Management Fee as a Percentage of Average Daily Net Assets
	First $500 million	Next $500 million	Next $1 billion	Next $1 billion	Over $3 billion
LargeCap Growth Fund	0.68%	0.65%	0.62%	0.58%	0.55%

Series	Management Fee as a Percentage of Average Daily Net Assets
	First $500 million	Next $500 million	Next $500 million	Next $500 million	Next $500 million	Over $2.5 billion
Core Plus Bond Fund I	0.60%	0.58%	0.56%	0.55%	0.53%	0.50%

Series	Management Fee as a Percentage of Average Daily Net Assets
	First $250 million	Next $250 million	Over $500 million
Equity Income Fund	0.60%	0.55%	0.50%

Series	Management Fee as a Percentage of Average Daily Net Assets
	First $500 million	Next $500 million	Over $1 billion
Principal Capital Appreciation Fund	0.625%	0.50%	0.375%

Series	Management Fee as a Percentage of Average Daily Net Assets
	First $2 billion	Next $1 billion	Over $3 billion
Income Fund	0.50%	0.44%	0.43%

Series	Management Fee as a Percentage of Average Daily Net Assets
	First $2 billion	Over $2 billion
Government & High Quality Bond Fund	0.50%	0.45%

Series	Management Fee as a Percentage of Average Daily Net Assets
	First $250 million	Over $250 million
High Yield Fund	0.625%	0.50%

Series	Management Fee as a Percentage of Average Daily Net Assets
	First $1 billion	Over $1 billion
California Municipal Fund	0.45%	0.40%

Series	Management Fee as a Percentage of Average Daily Net Assets
	First $200 million	Next $300 million	Over $500 million
Short-Term Income Fund	0.50%	0.45%	0.40%

Series	Management Fee as a Percentage of Average Daily Net Assets
Bond Market Index Fund	0.25%
International Equity Index Fund	0.25%
LargeCap S&P 500 Index Fund	0.15%
MidCap S&P 400 Index Fund	0.15%
Principal LifeTime 2010 Fund	0.03%
Principal LifeTime 2015 Fund	0.03%
Principal LifeTime 2020 Fund	0.03%
Principal LifeTime 2025 Fund	0.03%
Principal LifeTime 2030 Fund	0.03%
Principal LifeTime 2035 Fund	0.03%
Principal LifeTime 2040 Fund	0.03%
Principal LifeTime 2045 Fund	0.03%
Principal LifeTime 2050 Fund	0.03%
Principal LifeTime 2055 Fund	0.03%
Principal LifeTime 2060 Fund	0.03%
Principal LifeTime Strategic Income Fund	0.03%
SmallCap S&P 600 Index Fund	0.15%

PO Box 55046
Boston MA 02205-5046

Your Proxy Vote is Important!

Vote by Internet
Please go to the electronic voting site at
www.eproxyvote.com/int. Follow the on-line
instructions. If you vote by internet, you do not have
to return your proxy card.
Vote by Telephone
Please call us toll free at 1-866-977-7699, and follow
the instructions provided. If you vote by telephone,
you do not have to return your proxy card.
Vote by Mail
Complete, sign and date your proxy card and return it
promptly in the enclosed envelope.

If Voting by Mail
Remember to sign and date form below.	Proxy Tabulator
Please ensure the address to the right shows through	PO Box 55046
the window of the enclosed postage-paid return	Boston MA 02205-9836
envelope.

PRINCIPAL FUNDS, INC. - INTERNATIONAL FUND I
Des Moines, Iowa 50392

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
MAY 16, 2014

This proxy is solicited on behalf of the Board of Directors of the Fund. The undersigned shareholder appoints Michael J. Beer, Michael D. Roughton, and Ernest H. Gillum, and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on this ballot, at the meeting of shareholders of the Fund to be held on May 16, 2014 at 10:30 a.m., Central Time, and at any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.
Check the appropriate box on the reverse side of this ballot, date and sign exactly as your name appears. Your signature acknowledges receipt of Notice of the Special Meeting of Shareholders and Proxy Statement dated April 18, 2014. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR the proposals listed on the reverse side. In their discretion the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Note:  PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS BALLOT. PLEASE MARK, SIGN, DATE AND MAIL YOUR PROXY BALLOT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.

Signature Date

Important Notice Regarding the Availability of Proxy Materials for the
PRINCIPAL FUNDS, INC. - INTERNATIONAL FUND I
Special Shareholder Meeting to Be Held on
May 16, 2014

The Proxy Statement for this meeting is available at:

www.eproxyvote.com/int

PLEASE VOTE YOUR PROXY TODAY!

TO VOTE YOUR PROXY BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR VIA THE INTERNET.

Please make your choice below in blue or black ink. EXAMPLE:    ■

The Board of Directors recommends that shareholders vote FOR the following proposals.

FOR     AGAINST     ABSTAIN

1.	Approval of a new sub-advisory agreement with ☐ ☐ ☐
Origin Asset Management LLP for the PFI International Fund I.

2.	Approval of an amended and restated management agreement with ☐ ☐ ☐
Principal Management Corporation. (Implementation is contingent upon approval of Proposal 1)

YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD TODAY.

Principal Int1